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                                                                     Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (registration nos. 33-7201, 33-17447, 33-26733, 33-35936, 33-63702 and 33-64266), and
previously filed Registration Statement on Form S-3 (registration no. 33-53005).


                                       /s/ Arthur Andersen LLP


                                       ARTHUR ANDERSEN LLP


Chicago, Illinois
March 29, 1994